UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE PLUS BOND FUND

FORM N-Q

APRIL 30, 2011

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 35.5%
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 0.2%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$330,000	$421,491

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	27,000
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	71,266

Total Diversified Consumer Services				98,266

Hotels, Restaurants & Leisure - 0.0%
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	14,035	(a)
MGM Resorts International, Senior Notes	7.625%	1/15/17	10,000	9,700
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	8	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	4	(b)(c)

Total Hotels, Restaurants & Leisure				23,747

Media - 2.6%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	24,438
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	240,000	252,000	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	18,585	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	87,607
Comcast Corp., Notes	6.500%	1/15/15	539,000	616,715
Comcast Corp., Notes	5.875%	2/15/18	55,000	61,441
Comcast Corp., Notes	6.450%	3/15/37	50,000	53,247
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	58,425
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	22,541
Comcast Corp., Senior Notes	6.400%	3/1/40	120,000	127,837
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,560
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	46,300
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	37,975
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	17,040
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	93,075
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	54,375
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	86,430
News America Inc., Notes	5.300%	12/15/14	864,000	964,071
News America Inc., Senior Notes	6.650%	11/15/37	20,000	21,701
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	306,766
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	711,209
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	173,948
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	60,000	57,580
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	110,000	119,956
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	270,000	264,108
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	20,354
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	258,597
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	137,941	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	88,987	(a)

Total Media				4,797,809

TOTAL CONSUMER DISCRETIONARY				5,341,313

CONSUMER STAPLES - 1.8%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	290,000	319,366
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	118,074
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	648,282
PepsiCo Inc., Senior Notes	7.900%	11/1/18	64,000	81,864

Total Beverages				1,167,586

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	360,000	418,351
CVS Corp.	9.350%	1/10/23	70,000	73,728	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	334,782	374,732

Total Food & Staples Retailing				866,811

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	$560,000	$607,163

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	100,000	106,500	(a)

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	233,683
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	105,465
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	84,999
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	179,770

Total Tobacco				603,917

TOTAL CONSUMER STAPLES				3,351,977

ENERGY - 4.5%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	404,718
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	143,100
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	110,000	113,300

Total Energy Equipment & Services				661,118

Oil, Gas & Consumable Fuels - 4.2%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	75,000	84,822
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	238,596
Apache Corp., Notes	6.000%	9/15/13	290,000	322,863
Apache Corp., Senior Notes	5.100%	9/1/40	50,000	48,121
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	430,000	466,443
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	146,970
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,975
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	90,000	97,425
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	106,000
ConocoPhillips, Notes	6.500%	2/1/39	310,000	363,459
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	66,758
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	156,800
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	10,329
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	275,965
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	539,606
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	344,964
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	481,382
Hess Corp., Notes	8.125%	2/15/19	430,000	545,080
Kerr-McGee Corp., Notes	6.950%	7/1/24	201,000	226,508
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	268,698
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	53,102
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	23,737
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	370,404
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	150,000	161,438
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	366,233
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	152,908
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	127,365
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	458,612
QEP Resources Inc., Senior Notes	6.875%	3/1/21	160,000	173,200
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	25,000	27,938	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	70,000	73,377
Shell International Finance BV, Senior Notes	6.375%	12/15/38	260,000	302,629
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	57,571
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	15,120
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	88,706
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	168,822
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	73,000	88,834
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	307,170

Total Oil, Gas & Consumable Fuels				7,818,930

TOTAL ENERGY				8,480,048

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FINANCIALS - 17.4%
Capital Markets - 2.8%
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	$158,000	$154,840	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	17,350	(d)(e)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	40,000	41,688
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	20,735
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	61,894
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	80,000	85,024
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000	31,916
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	86,411
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	254,330
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	570,000	593,812
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	205,977
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	480,000	494,123
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	34,200	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	290,700	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	6	(b)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	57	(b)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	856	(b)
Morgan Stanley, Medium-Term Notes	0.726%	10/18/16	422,000	400,844	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,410,000	1,484,265
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	340,000	357,533
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,255
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	291,116
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	110,000	113,425

Total Capital Markets				5,274,357

Commercial Banks - 4.7%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,825	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	340,000	355,446	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	117,120	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	241,771	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	104,393	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	200,000	202,329	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	548,750	(a)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	171,072	(a)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	76,250	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(a)(b)(c)(f)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,180,500	(d)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	284,000	283,987	(a)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	220,121	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	35,490	(a)(b)(c)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	255,428	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	330,000	354,247
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	102,225	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	336,082	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	235,598	(a)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	214,821	(a)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	82,875	(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	445,528
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	60,000	61,734
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	233,587
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	100,000	101,433
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	100,000	101,973

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 4.7% (continued)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	$300,000	$300,132	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	99,478	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	334,686	(a)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	968,120
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	180,000	185,201
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	387,957
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	380,000	420,375	(d)(e)

Total Commercial Banks				8,766,534

Consumer Finance - 1.0%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	400,892
American Express Co., Subordinated Debentures	6.800%	9/1/66	231,000	243,127	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	65,005
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	535,566
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	458,840
SLM Corp., Medium-Term Notes	8.000%	3/25/20	60,000	66,547
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	71,522
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	49,118

Total Consumer Finance				1,890,617

Diversified Financial Services - 5.8%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	294,846
Bank of America Corp., Senior Notes	5.625%	7/1/20	230,000	241,833
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	1,012,681
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	139,245
Citigroup Funding Inc.	2.125%	7/12/12	440,000	449,493
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	441,751
Citigroup Inc., Notes	6.500%	8/19/13	220,000	241,860
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	547,388
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	100,629
Citigroup Inc., Senior Notes	5.500%	10/15/14	110,000	120,035
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	232,964
Citigroup Inc., Senior Notes	6.875%	3/5/38	330,000	373,772
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	625,234
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,324,118
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	29,646
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	100,000	100,710
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,381,169
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	604,650	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	95,150	(a)(d)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	138,450	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	650,000	695,500	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	126,643
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	996,099
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	278,647
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	103,820
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	107,810	(a)

Total Diversified Financial Services				10,804,143

Insurance - 0.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	238,125
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	63,579
American International Group Inc., Senior Notes	3.750%	11/30/13	100,000	102,671	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	190,453
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	130,000	135,546
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	6/30/11	10,000	9,698	(d)(e)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	611,062

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 0.9% (continued)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	$280,000	$325,377	(a)

Total Insurance				1,676,511

Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	162,483
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	4,000,000	4,021,456

Total Thrifts & Mortgage Finance				4,183,939

TOTAL FINANCIALS				32,596,101

HEALTH CARE - 1.6%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	155,613

Health Care Providers & Services - 0.7%
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	101,608
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	179,220
HCA Inc., Senior Secured Notes	9.625%	11/15/16	37,000	39,821	(g)
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	279,176
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	69,900
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	112,000	127,120
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	351,017
WellPoint Inc., Notes	5.875%	6/15/17	20,000	22,915
WellPoint Inc., Notes	7.000%	2/15/19	140,000	166,852

Total Health Care Providers & Services				1,337,629

Pharmaceuticals - 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	370,000	405,613
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	50,000	52,125	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	443,693
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	252,804	(a)
Wyeth, Notes	5.950%	4/1/37	263,000	285,943

Total Pharmaceuticals				1,440,178

TOTAL HEALTH CARE				2,933,420

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	197,579
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	86,520
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	101,872

Total Aerospace & Defense				385,971

Airlines - 0.3%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	364,500	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	156,979	163,258
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	55,371	62,985

Total Airlines				590,743

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	65,331
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	381,381

Total Commercial Services & Supplies				446,712

Industrial Conglomerates - 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,060,000	1,176,662

Road & Rail - 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	98,010
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	168,000	187,740

Total Road & Rail				285,750

TOTAL INDUSTRIALS				2,885,838

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	16,163
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	46,991

TOTAL INFORMATION TECHNOLOGY				63,154

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 2.1%
Chemicals - 0.3%
CF Industries Inc., Senior Notes	6.875%	5/1/18	$170,000	$192,312
CF Industries Inc., Senior Notes	7.125%	5/1/20	120,000	137,700
FMC Finance III SA, Senior Notes	6.875%	7/15/17	220,000	235,125
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,587

Total Chemicals				575,724

Containers & Packaging - 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	169,200
Ball Corp., Senior Notes	5.750%	5/15/21	250,000	248,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	210,000	217,612	(a)

Total Containers & Packaging				634,937

Metals & Mining - 1.5%
Alcoa Inc., Notes	6.000%	7/15/13	20,000	22,011
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	168,157
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	460,000	551,655
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	288,000	317,893
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	446,351
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	493,920
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	26,688
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	78,850
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	60,000	66,000
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,089
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	10,878
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	331,555
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	251,275	(a)

Total Metals & Mining				2,771,322

TOTAL MATERIALS				3,981,983

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.6%
AT&T Inc.	6.300%	1/15/38	10,000	10,584
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	353,628
AT&T Inc., Global Notes	6.550%	2/15/39	190,000	207,743
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	442,174
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	176,602
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	216,125
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	145,000	147,735
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	30,000	30,714
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,271,087
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	109,757

Total Diversified Telecommunication Services				2,966,149

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	158,585
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	104,825
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	38,994
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	16,088
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	38,656
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	94,564
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	31,650
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	1,100

Total Wireless Telecommunication Services				484,462

TOTAL TELECOMMUNICATION SERVICES				3,450,611

UTILITIES - 1.9%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	193,883

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - 1.9% (continued)
Exelon Corp., Bonds	5.625%	6/15/35	$426,000	$406,056
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,272
FirstEnergy Corp., Notes	7.375%	11/15/31	502,000	559,079
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	230,959

Total Electric Utilities				1,400,249

Gas Utilities - 0.2%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	384,000	389,837	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,715

Total Gas Utilities				393,552

Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	670,000	737,000
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	170,500	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	42,500	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	8,222
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	29,162
NRG Energy Inc., Senior Notes	7.375%	2/1/16	75,000	78,000
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	47,194

Total Independent Power Producers & Energy Traders				1,112,578

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	441,470
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	115,896

Total Multi-Utilities				557,366

TOTAL UTILITIES				3,463,745

TOTAL CORPORATE BONDS & NOTES (Cost - $65,053,007)				66,548,190

ASSET-BACKED SECURITIES - 4.7%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	160,000	172,814	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	100,000	101,278	(a)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.558%	4/25/34	184,302	158,721	(d)
Asset Backed Securities Corp. Home Equity, 2003-HE7 M1	1.194%	12/15/33	150,995	136,342	(d)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.783%	9/25/34	129,681	116,727	(d)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.128%	11/25/34	235,315	185,266	(d)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	753,907
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.663%	3/25/47	692,802	348,115	(a)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.369%	11/15/36	93,950	73,622	(d)
Education Funding Capital Trust, 2004-1 A5	1.754%	6/15/43	100,000	93,500	(d)(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.038%	5/25/34	109,124	95,135	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.423%	11/25/36	193,546	109,953	(d)
Greenpoint Manufactured Housing, 1999-2 A2	3.111%	3/18/29	200,000	166,000	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.754%	6/19/29	75,000	62,250	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.754%	2/20/30	75,000	62,250	(d)
Greenpoint Manufactured Housing, 2000-6 A3	2.262%	11/22/31	150,000	124,500	(d)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	350,000	290,500	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	2.258%	2/20/32	150,000	126,750	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	225,000	190,125	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.613%	10/25/46	202,439	117,462	(a)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	300,000	331,729	(a)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.504%	5/1/34	150,000	147,456	(d)
Keycorp Student Loan Trust, 2003-A 1A2	0.534%	10/25/32	246,997	233,026	(d)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	369,000	(d)(f)
Nelnet Student Loan Trust, 2008-4 A4	1.754%	4/25/24	300,000	308,453	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 4.7% (continued)
Novastar Home Equity Loan, 2003-3 A2C	1.273%	12/25/33	$190,422	$170,872	(d)
Option One Mortgage Loan Trust, 2003-1 A2	1.053%	2/25/33	63,885	50,564	(d)
Origen Manufactured Housing, 2006-A A2	3.716%	10/15/37	700,000	462,000	(d)
Origen Manufactured Housing, 2007-A A2	3.754%	4/15/37	800,000	516,000	(d)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	500,000	420,000	(d)
RAAC Series, 2006-RP4 A	0.503%	1/25/46	91,284	69,414	(a)(d)
RAAC Series, 2007-RP3 A	0.593%	10/25/46	223,562	145,908	(a)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.073%	6/25/33	50,544	44,259	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.713%	12/25/33	290,326	246,934	(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.338%	8/25/33	96,981	74,126	(d)
SACO I Trust, 2005-2 A	0.413%	4/25/35	35,087	14,329	(a)(d)
Saxon Asset Securities Trust, 2003-3 M1	0.863%	12/25/33	95,882	79,514	(d)
Saxon Asset Securities Trust, 2005-1 M1	0.673%	5/25/35	183,262	145,954	(d)
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	300,000	283,500	(a)(d)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	1,196,522	1,202,696

TOTAL ASSET-BACKED SECURITIES (Cost - $9,142,437)				8,800,951

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.4%
American Home Mortgage Assets, 2006-2 2A1	0.403%	9/25/46	131,812	74,382	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	64,040
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	210,919	143,106	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.238%	12/25/34	230,368	214,949	(d)
Bayview Commercial Asset Trust, 2006-1A A1	0.483%	4/25/36	1,617,579	1,267,342	(a)(d)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	115,747	120,080
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	1,060,953	1,072,131
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.423%	3/20/46	93,840	54,036	(d)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.408%	12/20/46	767,772	436,115	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	190,000	201,203
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.663%	6/25/34	194,466	167,398	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.624%	9/19/44	270,763	203,066	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	99,753
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	200,000	199,673
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.414%	4/25/20	1,517,294	114,971	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.686%	8/25/20	846,398	77,604	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.843%	6/25/20	1,830,716	185,412	(d)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1	1.231%	1/25/20	743,762	49,650	(d)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.583%	2/25/37	270,516	164,224	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	215,376
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.587%	2/20/35	159,732	25,036	(d)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.087%	12/20/34	220,354	25,127	(d)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.584%	8/16/36	496,918	81,788	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.4% (continued)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	6.034%	11/16/35	$322,428	$46,844	(d)
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.284%	7/16/40	424,837	63,368	(d)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.593%	12/20/60	594,355	588,875	(d)
Government National Mortgage Association (GNMA), 2011-40 SA	5.914%	2/16/36	1,000,000	152,461	(d)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.760%	2/20/61	929,706	924,798	(d)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.713%	3/20/61	199,659	198,474	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.343%	4/25/47	337,258	288,523	(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.078%	7/10/38	440,000	488,654	(d)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	70,000	75,957
GS Mortgage Securities Trust, 2007-GG10 A4	6.002%	8/10/45	390,000	424,342	(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.563%	3/25/35	150,429	128,688	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.563%	9/25/35	432,665	368,252	(a)(d)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.414%	9/19/46	894,831	577,964	(d)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.434%	7/19/47	727,122	501,834	(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.483%	7/25/35	46,444	28,479	(d)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.413%	5/25/36	219,414	106,117	(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.160%	8/25/37	753,590	493,265	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LDPX A3	5.420%	1/15/49	550,000	596,877
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	1,500,000	1,614,094
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	40,000	43,887	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.909%	7/25/34	732,795	644,803	(d)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.647%	2/25/35	283,722	246,987	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.613%	11/25/33	61,477	60,825	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	230,935	238,078	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.563%	5/25/35	269,195	213,485	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.636%	2/25/35	450,419	444,740	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.854%	5/12/39	1,043,863	1,158,514	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	300,000	320,863	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.164%	8/12/49	20,000	22,022	(d)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	2.872%	7/25/34	130,648	117,317	(d)
Mortgage IT Trust, 2005-2 1A1	0.473%	5/25/35	79,543	65,360	(d)
Mortgage IT Trust, 2005-3 A1	0.513%	8/25/35	149,158	118,064	(d)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	30,000	29,685
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	256,525	256,144
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	571,635	529,698
RBSSP Resecuritization Trust, 2010-3 4A1	3.339%	12/26/35	169,583	169,000	(a)(d)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	290,097	274,520
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.613%	5/25/34	75,300	72,866	(d)
Sequoia Mortgage Trust, 2007-3 1A1	0.413%	7/20/36	543,358	445,903	(d)
Structured ARM Loan Trust, 2004-8 1A1	2.681%	7/25/34	5,439	4,569	(d)
Structured ARM Loan Trust, 2004-9XS A	0.583%	7/25/34	124,819	110,106	(d)
Structured Asset Securities Corp., 2002-9 A2	0.513%	10/25/27	101,031	90,914	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.4% (continued)
Structured Asset Securities Corp., 2005-RF1 A	0.563%	3/25/35	$105,632	$90,106	(a)(d)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.581%	2/25/33	134,148	129,974	(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.712%	9/25/33	54,420	53,675	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	186,273	157,909	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.533%	8/25/45	743,543	631,362	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.062%	6/25/47	51,855	34,853	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	4.707%	9/25/36	459,739	358,322	(d)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.756%	11/25/34	187,405	184,549	(d)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.756%	4/25/35	714,730	687,635	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.142%	8/27/35	443,667	435,022	(a)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $22,607,036)				21,366,085

COLLATERALIZED SENIOR LOANS - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Term Loan B	4.213%	3/23/18	177,852	174,303	(h)
First Data Corp., Term Loan B2	2.963%	9/24/14	215,707	205,240	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $385,709)				379,543

MORTGAGE-BACKED SECURITIES - 31.7%
FHLMC - 1.9%
Federal Home Loan Mortgage Corp. (FHLMC)	2.737%	1/1/36	301,290	319,191	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.708%	2/1/37	62,823	66,697	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.199%	2/1/37	67,969	71,930	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.774%	5/1/37	153,622	163,070	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.872%	5/1/37	162,546	172,317	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/12/41	900,000	856,406	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/12/41	100,000	99,391	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	140,565	151,828
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	394,080	435,830
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	606,269	657,885
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/12/41	500,000	537,344	(i)

Total FHLMC				3,531,889

FNMA - 18.9%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	4,408	4,846
Federal National Mortgage Association (FNMA)	4.000%	5/17/26-5/12/41	3,900,000	4,013,826	(i)
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	7,250,806	7,989,315
Federal National Mortgage Association (FNMA)	5.000%	11/1/35	1,368,780	1,399,345
Federal National Mortgage Association (FNMA)	5.500%	11/1/36	321,315	346,710
Federal National Mortgage Association (FNMA)	5.788%	8/1/37	420,473	448,374	(d)
Federal National Mortgage Association (FNMA)	3.500%	5/12/41	2,800,000	2,670,063	(i)
Federal National Mortgage Association (FNMA)	5.000%	5/12/41	7,600,000	8,022,750	(i)
Federal National Mortgage Association (FNMA)	5.500%	5/12/41	9,900,000	10,656,419	(i)

Total FNMA				35,551,648

GNMA - 10.9%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,781	5,752
Government National Mortgage Association (GNMA)	6.000%	7/15/29-2/15/37	1,674,233	1,855,339

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 10.9% (continued)
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	$167,198	$189,232
Government National Mortgage Association (GNMA)	5.000%	7/20/40-9/20/40	1,502,543	1,611,618
Government National Mortgage Association (GNMA)	4.000%	5/18/41	100,000	101,328	(i)
Government National Mortgage Association (GNMA)	4.500%	5/18/41-6/20/41	10,800,000	11,250,500	(i)
Government National Mortgage Association (GNMA)	5.000%	5/18/41	700,000	749,328	(i)
Government National Mortgage Association (GNMA)	5.500%	5/18/41	1,600,000	1,737,438	(i)
Government National Mortgage Association (GNMA)	6.000%	5/18/41	2,600,000	2,859,189	(i)

Total GNMA				20,359,724

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $57,679,675)				59,443,261

MUNICIPAL BONDS - 1.8%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	20,000	20,145

California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	208,846
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	30,000	28,293
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	30,000	28,716
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	40,000	38,962
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	30,000	30,038
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	130,000	141,209
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	30,000	29,070
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	80,000	80,069

Total California				585,203

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	30,000	29,908
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000	114,265
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000	65,966

Total Georgia				210,139

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	30,000	29,630
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	50,000	49,818
Illinois State, GO	5.665%	3/1/18	190,000	198,220
Illinois State, GO	5.877%	3/1/19	190,000	197,178

Total Illinois				474,846

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	30,000	28,478

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	170,000	166,105
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	30,000	29,907

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - 0.2% (continued)
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	$50,000	$50,576
Port Authority of New York & New Jersey	5.000%	1/15/41	80,000	79,626
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	50,000	50,165

Total New York				376,379

Pennsylvania - 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.214%	6/1/47	1,400,000	1,239,000	(d)(f)

Texas - 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.205%	7/1/30	375,000	362,213	(d)

TOTAL MUNICIPAL BONDS (Cost - $3,240,336)				3,296,403

SOVEREIGN BONDS - 0.2%
Mexico - 0.1%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000	247,320
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000	81,315

Total Mexico				328,635

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	122,000	128,564	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	8,650	10,104	(a)

Total Russia				138,668

Uruguay - 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(g)

TOTAL SOVEREIGN BONDS (Cost - $451,910)				467,304

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.5%
U.S. Government Agencies - 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000	765,737	(a)
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000	383,344
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.500%	5/27/16	80,000	81,353
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	125,000	159,215
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000	936,684
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	240,000	252,621
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	550,000	607,544
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	120,000	134,141
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000	529,793
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	491,160
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000	212,606
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000	65,387
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000	234,015
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000	374,893
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000	185,245
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	30,475
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	186,505
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	223,341
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	14,982
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	857,632

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - 3.7% (continued)
Tennessee Valley Authority, Notes	5.250%	9/15/39	$180,000	$191,541

Total U.S. Government Agencies				6,918,214

U.S. Government Obligations - 11.8%
U.S. Treasury Bonds	4.375%	11/15/39	2,970,000	2,953,757
U.S. Treasury Bonds	4.250%	11/15/40	420,000	408,385
U.S. Treasury Bonds	4.750%	2/15/41	1,210,000	1,278,630
U.S. Treasury Notes	1.000%	7/31/11	3,350,000	3,358,244
U.S. Treasury Notes	1.250%	4/15/14	1,700,000	1,712,352
U.S. Treasury Notes	2.000%	1/31/16	930,000	935,668
U.S. Treasury Notes	2.125%	2/29/16	1,520,000	1,536,150
U.S. Treasury Notes	2.250%	3/31/16	440,000	446,532
U.S. Treasury Notes	2.750%	2/28/18	2,130,000	2,146,476
U.S. Treasury Notes	3.625%	2/15/21	730,000	749,961
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	3,195,659
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	5,950,000	3,366,528

Total U.S. Government Obligations				22,088,342

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $27,825,574)				29,006,556

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.2%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	72,477	79,328
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	635,400	725,399	(j)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,299,360	1,361,181
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	886,471	1,032,531
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,292,371	1,773,880
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	634,830	693,552
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	384,020	419,453

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,491,409)				6,085,324

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost-$4,298)			139	3,899	*

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XII	8.500%		7,600	201,020	(d)
Citigroup Capital XIII	7.875%		1,950	54,132	(d)

TOTAL PREFERRED STOCKS (Cost - $241,658)				255,152

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		5/20/11	14	6,562
U.S. Treasury 10-Year Notes Futures, Call @ $122.00		5/20/11	8	2,250
U.S. Treasury 10-Year Notes Futures, Call @ $124.00		8/26/11	14	4,594

TOTAL PURCHASED OPTIONS (Cost - $11,773)				13,406

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost-$0)		11/30/14	147	1,213	*(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

				VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $192,134,822)				$195,667,287

SECURITY	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 16.6%
U.S. Government Agencies - 4.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170-0.180%	5/9/11	$1,180,000	1,179,960	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	1,810,000	1,809,921	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	1,200,000	1,199,329	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.250%	5/9/11	4,900,000	4,899,762	(k)

Total U.S. Government Agencies (Cost - $9,088,423)				9,088,972

U.S. Government Obligations - 1.8%
U.S. Treasury Bills (Cost-$3,349,377)	0.180%	6/9/11	3,350,000	3,349,377	(k)

Repurchase Agreements - 10.0%
Morgan Stanley tri-party repurchase agreement dated 4/29/11; Proceeds at maturity-$18,787,031; (Fully collateralized by U.S. government agency obligations, 4.625% due 5/1/13; Market value-$19,163,713) (Cost-$18,787,000)	0.020%	5/2/11	18,787,000	18,787,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $31,224,800)				31,225,349

TOTAL INVESTMENTS - 120.9% (Cost - $223,359,622#)				226,892,636
Liabilities in Excess of Other Assets - (20.9)%				(39,267,982)

TOTAL NET ASSETS - 100.0%				$187,624,654

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities are currently in default as of April 30, 2011.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	35	$25,812
Eurodollar Futures, Put	3/19/12	99.25	35	14,000
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	115.50	21	328
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	119.00	2	219

TOTAL WRITTEN OPTIONS (Premiums received - $63,982)				$40,359

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$66,548,190	$0	*	$66,548,190
Asset-backed securities	—	8,431,951	369,000		8,800,951
Collateralized mortgage obligations	—	21,366,085	—		21,366,085
Collateralized senior loans	—	379,543	—		379,543
Mortgage-backed securities	—	59,443,261	—		59,443,261
Municipal bonds	—	2,057,403	1,239,000		3,296,403

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Sovereign bonds	—	$467,304	—	$467,304
U.S. government & agency obligations	—	29,006,556	—	29,006,556
U.S. treasury inflation protected securities	—	6,085,324	—	6,085,324
Common stocks	$3,899	—	—	3,899
Preferred stocks	255,152	—	—	255,152
Purchased options	13,406	—	—	13,406
Warrants	—	1,213	—	1,213

Total long-term investments	$272,457	$193,786,830	$1,608,000	$195,667,287
Short-term investments†	—	31,225,349	—	31,225,349

Total investments	$272,457	$225,012,179	$1,608,000	$226,892,636

Other financial instruments:
Futures contracts	$353,615	—	—	$353,615
Credit default swaps on credit indices - sell protection‡	—	$4,329	—	4,329
Credit default swaps on credit indices - buy protection‡	—	162,874	—	162,874

Total other financial instruments	$353,615	$167,203	—	$520,818

Total	$626,072	$225,179,382	$1,608,000	$227,413,454

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$40,359	—	—	$40,359
Futures contracts	491,695	—	—	491,695
Forward foreign currency contracts	—	$310,102	—	310,102
Interest rate swaps‡	—	358,013	—	358,013
Credit default swaps on credit indices - sell protection‡	—	138,434	—	138,434
Total return swaps	—	17,533	—	17,533

Total	$532,054	$824,082	—	$1,356,136

*	Value is less than $1.

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	MUNICIPAL BONDS	TOTAL
Balance as of July 31, 2010	$1,399	$360,000	$1,239,000	$1,600,399
Accrued premiums/discounts	—	1,046	2,863	3,909
Realized gain(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(1,399)	7,954	(2,863)	3,692
Net purchases (sales)	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of April 30, 2011	$0 *	$369,000	$1,239,000	$1,608,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2011(1)	$(1,399)	$7,954	$(2,863)	$3,692

Notes to Schedule of Investments (unaudited) (continued)

*	Value is less than $1.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts to generally gain exposure to, or hedge against, changes in interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties

Notes to Schedule of Investments (unaudited) (continued)

to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2011, the total notional value of all credit default swaps to sell protection is $5,456,800. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying

Notes to Schedule of Investments (unaudited) (continued)

debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $864,441. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2011, the Fund had posted with its counterparties cash and/or

Notes to Schedule of Investments (unaudited) (continued)

securities as collateral to cover the net liability of these derivatives amounting to $500,000, which could be used to reduce the required payment.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,270,050
Gross unrealized depreciation	(5,737,036)

Net unrealized appreciation	$3,533,014

At April 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3 Months Euribor	46	9/11	$16,722,779	$16,723,222	$443
3 Months Euribor	32	3/12	11,566,084	11,586,149	20,065
90-day Eurodollar	30	3/13	7,339,222	7,368,375	29,153
German Euro Bobl	1	6/11	170,453	170,688	235
U.S. Treasury 10-year Notes	39	6/11	4,655,221	4,724,484	69,263
U.S. Treasury 2-Year Notes	11	6/11	2,397,770	2,410,375	12,605
Ultra Long Term U.S. Treasury Bonds	58	6/11	7,078,899	7,300,750	221,851

					$353,615

Contracts to Sell:
90-day Eurodollar	30	3/12	7,441,440	7,453,875	(12,435)
U.S. Treasury 30-Year Bonds	72	6/11	8,615,274	8,811,000	(195,726)
U.S. Treasury 5-Year Notes	138	6/11	16,065,153	16,348,687	(283,534)

					$(491,695)

Net unrealized loss on open futures contracts					$(138,080)

At April 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euro	Citibank N.A.	1,459,025	$2,160,145	5/18/11	$(143,174)
Euro	Morgan Stanley & Co. Inc.	1,395,000	2,065,354	5/18/11	(162,839)
Japanese Yen	Citibank N.A.	83,330,000	1,027,359	5/18/11	(4,089)

Net unrealized loss on open forward foreign currency contracts					$(310,102)

During the period ended April 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	164	$90,058
Options written	449	234,125
Options closed	(245)	(143,126)
Options exercised	(89)	(59,870)
Options expired	(186)	(57,205)

Written options, outstanding April 30, 2011	93	$63,982

At April 30, 2011, the Fund held TBA securities with a total cost of $36,936,488.

At April 30, 2011, the Fund had the following swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$470,000	2/15/25	zero coupon	3-Month LIBOR	—	$(27,720)
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(38,460)
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(71,353)
Barclays Capital Inc.	1,740,000	2/15/25	zero coupon	3-Month LIBOR	—	(110,751)
Barclays Capital Inc.	1,680,000	2/15/25	zero coupon	3-Month LIBOR	—	(109,729)

Total	$5,650,000				—	$(358,013)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CDX.NA.IG.9 Index)	$2,516,800	12/20/12	0.600% quarterly	$4,329	$(51,086)	$55,415
JP Morgan Securities Inc. (CMBX.NA.AM.3)	640,000	12/13/49	0.500% monthly	(51,867)	(52,800)	933
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA)	470,000	10/12/52	0.100% monthly	(11,370)	(10,713)	(657)
Goldman Sachs Group Inc. (CMBX NA AM 1)	340,000	10/12/52	0.500% monthly	(14,181)	(15,300)	1,119
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA)	760,000	2/17/51	0.350% monthly	(29,450)	(31,350)	1,900
Credit Suisse First Boston Inc. (CMBX NA AM 1)	390,000	10/12/52	0.500% monthly	(16,266)	(17,306)	1,040
Goldman Sachs Group Inc. (CMBX NA AM 1)	170,000	10/12/52	0.500% monthly	(7,650)	(7,650)	—
Credit Suisse First Boston Inc. (CMBX NA AM 1)	170,000	10/12/52	0.500% monthly	(7,650)	(7,650)	—

Total	$5,456,800			$(134,105)	$(193,855)	$59,750

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	$60,000	12/13/49	0.080% monthly	$2,375	$5,420	$(3,045)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	140,000	12/13/49	0.080% monthly	5,542	11,017	(5,475)
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	280,000	2/17/51	0.500% monthly	26,390	26,249	141
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	270,000	2/17/51	0.500% monthly	25,447	26,150	(703)
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA)	440,000	3/15/49	0.070% monthly	13,864	13,188	676
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	450,000	12/13/49	0.080% monthly	17,813	17,481	332
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	870,000	12/13/49	0.080% monthly	34,437	33,712	725
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	510,000	12/13/49	0.080% monthly	20,187	20,400	(213)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AJ)	130,000	12/13/49	1.470% monthly	16,819	16,819	—

Total	$3,150,000			$162,874	$170,436	$(7,562)

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc.	$89,183	1/12/40	1-Month LIBOR	‡	IOS.FN30.400.09	*	—	$(572)
Barclays Capital Inc.	228,406	1/12/40	1-Month LIBOR	‡	IOS.FN30.500.09	*	—	(1,466)
JPMorgan Securities Inc.	304,541	1/12/40	1-Month LIBOR	‡	IOS.FN30.500.09	*	—	(1,954)
JPMorgan Securities Inc.	110,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(2,677)
Morgan Stanley & Co. Inc.	120,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(2,921)
Morgan Stanley & Co. Inc.	130,000	10/1/11	TRX-CMBS	*	TRX-CMBS Reset	*	$(2,668)	(163)
Morgan Stanley & Co. Inc.	210,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(5,112)

Total	$1,192,130						$(2,668)	$(14,865)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the Fund are based on the total return of the reference entity.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$353,615	($491,695)	—	—	($40,359)	$13,406	($362,005)	($527,032)
Foreign Exchange Contracts	—	—	—	($310,102)	—	—	—	(310,102)
Credit Contracts	—	—	—	—	—	—	15,228	15,228

Total	$353,615	($491,695)	—	($310,102)	($40,359)	$13,406	($346,777)	($821,912)

During the period ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$13,245
Written options	99,023
Forward foreign currency contracts (to buy)†	743,526
Forward foreign currency contracts (to sell)	5,290,320
Futures contracts (to buy)	28,810,889
Futures contracts (to sell)	32,963,711

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Interest rate swap contracts	$6,172,500
Credit default swap contracts (to buy protection)	2,085,300
Credit default swap contracts (to sell protection)	3,465,430
Total return swap contracts	862,047

†	At April 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	June 24, 2011